UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2018 (October 18, 2018)

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2018, Marathon Oil Corporation entered into a Third Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015 and the Second Amendment dated as of June 22, 2017 and as supplemented by the Incremental Commitments Supplement dated as of March 4, 2016 and Incremental Commitments Supplement dated as July 11, 2017, among Marathon Oil Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions named therein (as so amended, the “Credit Agreement”). The Amendment, which contains customary representations and warranties, amends the Credit Agreement to, among other things, extend the term of the Credit Agreement from May 28, 2021 to May 28, 2022.
Certain lenders that are a party to the Amendment have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for us and our subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.
The above description of the material terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

99.1
Third Amendment, dated as of October 18, 2018, to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015 and the Second Amendment dated a of June 22, 2017 and as supplemented by the Incremental Commitments Supplement dated as of March 4, 2016 and Incremental Commitments Supplement dated as July 11, 2017, among Marathon Oil Corporation, as borrower, the lenders party thereto, Mizuho Bank, Ltd, as syndication agent, Citibank, N.A., Morgan Stanley Senior Funding, Inc. and The Bank of Nova Scotia, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

October 22, 2018	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer